Statements of Operations (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
REVENUE
Sales	$ 640,664	$ 709,484
Cost of sales	(335,725)	(763,671)
Gross Profit	304,939	(54,187)
EXPENSES
Depreciation and Amortization	45,098	84,282
Management fees	35,500	24,000
Professional fees	27,055	56,487
Investor relations fees		87,065
Goodwill impairment		39,403
General and administration fees	108,745	318,281
Gain/(Loss) from operations	88,541	(663,705)
OTHER EXPENSES:
Interest on loans	(44,549)	(31,885)
Amortization of debt discount		(350,000)
Foreign currency exchange gain	6,312
Net income loss	50,304	(1,045,590)
Other comprehensive item
Foreign currency translation loss		(10,337)
Net income (loss) and comprehensive income (loss) for the year	$ 50,304	$ (1,055,927)
Basic earnings (loss) per share	$ 0.004	$ (0.09)
Diluted earnings (|loss) per share	$ 0.003	$ (0.09)
Weighted average number of shares outstanding
Basic	11,719,912	11,886,718
Diluted	16,153,032